CLAYMORE EXCHANGE-TRADED FUND TRUST


          Claymore/Great Companies Large-Cap Growth Index (the "Fund")


SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUND:


Effective July 27, 2009, the name of the Fund will change to Claymore/BNY Mellon International Small Cap LDRs ETF. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Small Cap Select ADR Index (the "BNY Mellon Small Cap ADR Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Small Cap Select ADR Index, unless it provides shareholders with at least 60 days' written notice of such change.

Additionally, the Fund's Board of Trustees approved changes to the Fund's investment policies, which will also take effect on July 27, 2009, such that the Fund will at all times invest at least 80% of its total assets in American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index). The Fund may invest directly in one or more underlying stocks represented by the ADRs, GDRs, New York Shares or Global Registered Shares comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing more liquidity than the ADR, GDR, New York Share or Global Registered Share; (b) when an ADR, GDR, New York Share or Global Registered Share is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock's corresponding ADR, GDR, New York Share or Global Registered Share is traded. The BNY Mellon Small Cap ADR Index is comprised of U.S.-listed depositary receipts in ADR or GDR form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the New York Stock Exchange, Nasdaq Stock Market and The NYSE Alternext US Exchange of companies worldwide, excluding the United States and Canada. The Bank of New York Mellon ("BNY Mellon" or the "Index Provider") currently defines small-

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capitalization companies as those companies with a market capitalization of $250 million to $2 billion.

Finally, the Fund's Board of Trustees has approved a revised Investment Advisory Agreement for the Fund to reduce the fee payable by the Fund as follows: The Fund will pay Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.45% of the Fund's average daily net assets. Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Investment Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.

Previously, pursuant to the Investment Advisory Agreement, the Fund paid the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Fund's Investment Adviser had contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.60% expense cap were: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser had entered into the Expense Reimbursement Agreement in which the Investment Adviser agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser was permitted to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, fell below the Expense Cap.


                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

May 21, 2009